UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2011

ADDUS HOMECARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34504	20-5340172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2401 South Plum Grove Road, Palatine, Illinois	60067
(Address of principal executive offices)	(Zip Code)

(847) 303-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Addus HealthCare, Inc. (“Addus HealthCare”), a wholly-owned subsidiary of Addus HomeCare Corporation (the “Company”), has entered into an Amendment No. 1 to Employment and Non-Competition Agreement with Gregory Breemes (the “Employment Agreement Amendment”).

Pursuant to the Employment Agreement Amendment, Mr. Breemes and Addus HealthCare agreed that Mr. Breemes will begin his employment as Addus HealthCare’s Vice President of Home Health on July 18, 2011, rather than July 25, 2011 as previously agreed. The other terms of the Employment and Non-Competition Agreement, between Addus HealthCare and Mr. Breemes (the “Original Employment Agreement”), remain unchanged. The terms of the Original Employment Agreement were described in more detail on the Current Report on Form 8-K filed on June 23, 2011 and the Original Employment Agreement was attached thereto as Exhibit 99.1 and incorporated by reference therein.

This summary is qualified in its entirety by reference to the full text of the Employment Agreement Amendment attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 5.02(c). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Gregory Breemes, age 57, was appointed Vice President of Home Health for Addus HealthCare effective July 18, 2011. Prior to his appointment, Mr. Breemes served as Chief Operating Officer at Alacare Home Health and Hospice, a regional operator with combined census of more than 5,000. Prior to Alacare, Mr. Breemes was Regional VP of Operations and Business Development at Odyssey. Mr. Breemes entered the home health industry as VP of Sales and Business Development at Gentiva. Earlier in his career, Breemes held various sales and management positions at Innovex/Novartis Pharmaceuticals and White Hall Laboratories/American Home Products. Mr. Breemes earned his Bachelor of Science from South Dakota State University and he took courses towards a Master of Business Administration at Kansas State University.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

99.1	Amendment No. 1 to Employment and Non-Competition Agreement, effective July 18, 2011, by and between Addus HealthCare, Inc. and Gregory Breemes

99.2	Employment and Non-Competition Agreement, effective July 25, 2011, by and between Addus HealthCare, Inc. and Gregory Breemes (filed on June 23, 2011 as Exhibit 99.1 to the Company’s Current Report on Form 8-K and incorporated by reference herein)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Dated: July 19, 2011	By:	/s/ Dennis B. Meulemans
	Name:	Dennis B. Meulemans
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Amendment No. 1 to Employment and Non-Competition Agreement, effective July 18, 2011, by and between Addus HealthCare, Inc. and Gregory Breemes

99.2	Employment and Non-Competition Agreement, effective July 25, 2011, by and between Addus HealthCare, Inc. and Gregory Breemes (filed on June 23, 2011 as Exhibit 99.1 to the Company’s Current Report on Form 8-K and incorporated by reference herein)